United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-5

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 7, 2013

Date of Report

SUNDANCE STRATEGIES, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-50547	88-0515333
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4626 North 300 West, Suite No. 365

Provo, Utah  84604

 (Address of Principal Executive Offices)

(801) 705-8968

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially, depending upon a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations and our failure to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-

looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we have filed (or may file) with the Securities and Exchange Commission, including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

JUMPSTART OUR BUSINESS STARTUPS ACT DISCLOSURE

We qualify as an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act by the Jumpstart Our Business Startups Act (the “JOBS Act”). An issuer qualifies as an “emerging growth company” if it has total annual gross revenues of less than $1.0 billion during its most recently completed fiscal year, and will continue to be deemed an emerging growth company until the earliest of:

•	the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1.0 billion or more;

•	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

•	the date on which the issuer has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the date on which the issuer is deemed to be a “large accelerated filer,” as defined in Section 240.12b-2 of the Exchange Act.

As an emerging growth company, we are exempt from various reporting requirements. Specifically, we are exempt from the following provisions:

•	Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires evaluations and reporting related to an issuer’s internal controls;

•	Section 14A(a) of the Exchange Act, which requires an issuer to seek shareholder approval of the compensation of its executives not less frequently than once every three years; and

•

Section 14A(b) of the Exchange Act, which requires an issuer to seek shareholder approval of its so-called “golden parachute” compensation, or compensation upon termination of an employee’s employment.

Under the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards that have different effective dates for public and private companies until such time as those standards apply to private companies.  We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

NAME REFERENCES

In this Current Report, references to “Sundance Strategies,” the “Company,” “we,” “our,” “us” and words of similar import, refer to “Sundance Strategies, Inc.,” the Registrant,  and where applicable, include the current and intended business operations of ANEW LIFE, INC., a Utah corporation and our wholly-owned subsidiary (“ANEW LIFE”), our acquisition of which, by merger, occurred on March 29, 2013.

EXPLANATORY NOTE

We have amended this Current Report to reflect that DMF (as defined below) has been granted an extension to September 30, 2014, to deliver to us the remaining $309,400,000 in Qualified NIBs under the DMF ATA (as defined below).  See Item 9.01 for reference to a copy of Amendment No. 3 to the ESA Agreement (as defined below) to which DMF was a party, along with the caption “New or Amended Agreements” under the heading “Europa Structuring and Consulting Agreement (Amendment No. 3),” below.  We had previously extended the due date of the $400,000,000 in Qualified NIBs due under the DMF ATA from December 31, 2013, to April 1, 2014.  Information about the current status of these additional Qualified NIBs is also briefly discussed under the referenced heading.

We have also changed Item 3.02 to reflect that the two subscriptions to purchase our shares, respectively amounting to $300,000 and $3,000,000, for an aggregate of 660,000 shares, and which subscriptions had been extended until June 30, 2014, have been cancelled for non-payment.

NIBs are the amount estimated to be paid after deduction of all premiums payable under the underlying insurance policies, along with other costs and expenses, and repayments, if any, on policies that contain a return of premium provision.  We will not receive the “face value” of the policies, but only the NIBs or “Net Insurance Benefit.” “Qualified NIBs” for the purposes of the DMF ATA are defined under the heading “Conversion of NIBs into Qualified NIBs” of the caption “Previously Filed Agreements,” below.

Item 1.01 Entry into Material Definitive Agreement.

INTRODUCTION

Effective June 7, 2013, the Company entered into an Asset Transfer Agreement (the “ATA”) with Del Mar Financial, S.a.r.l. (“DMF”).  Under the ATA and related Exhibits to the ATA, PCH Financial S.a.r.l. (“PCH”) retained a lien on certain of the DMF assets being transfer or acquired by the Company under the ATA, and the Company was obligated to make our initial payments under the ATA to PCH to obtain lien releases on these assets.  Also effective June 7, 2013, the Company and Europa Settlement Advisors Ltd. (“Europa”) executed and delivered a Structuring and Consulting Agreement (the “Europa Agreement”) related to services that were rendered regarding the ATA, and other services to be rendered.  The ATA and the Europa Agreement are fully described below under the caption “Previously Filed Agreements,” and copies of these agreements have already been filed with the Securities and Exchange Commission and are referenced in Item 9.01 hereof.  A number of additional agreements have been entered into by the Company and certain of these parties and other parties, which amend or clarify certain provisions of the ATA and the Europa Agreement, or which supplement issues related to the ATA or the Europa Agreement.  These additional agreements are fully described below under the caption “New or Amended Agreements,” and each such additional agreement was previously filed as an Exhibit to our amended Current Report on Form 8-K dated June 27, 2013, and filed with the Securities and Exchange Commission on November 14, 2013.  See Item 9.01.  Not all of these agreements are believed to be material agreements, either because the matters covered thereby were minor in nature or because, at least in one case, the particular agreement only confirmed compliance by the Company with our obligations under the ATA; however, all of these agreements have been included in our filings for consistency, as of their respective dates of execution and delivery, listed and described in order of first to last.  Capitalized terms have the meanings ascribed to them under the caption Previously Filed Agreements,” below, unless defined otherwise herein.

NEW OR AMENDED AGREEMENTS

Europa Structuring and Consulting Agreement (“Amendment No. 1”)

This amendment to the Europa Agreement, effective August 28, 2013 (“Amendment No. 1”), confirmed that the $12,000,000 Compensation (the “Total Up Front Costs”) payable to Europa by the Company, as defined below under the heading “Europa Structuring and Consulting Agreement” of the caption “Previously Filed Agreements,” shall be reduced in the event that the Cash Payment payable by the Company under the ATA exceeds $8,000,000, on a dollar for dollar basis.  See the heading “Purchase Price” of the caption  “Additional NIBs Acquisition,” below.

A copy of Amendment No. 1 was filed as an Exhibit to our previously filed Current Report, as referenced above, and is incorporated herein by reference.  See Item 9.01.

Collateral Release Agreement from PCH to the Company

The Collateral Release Agreement executed and delivered by the Company and PCH on October 3, 2013, acknowledged full payment by the Company of all obligations to release the liens reserved by PCH as discussed in the ATA.  The Company paid the Up Front Payment to PCH of $5,000,000 on the execution and the delivery of the ATA; and paid the Final PCH Payment of $1,000,000, along with an additional amount of $717,022.37 for other costs related to the ATA and the process of creating the Qualified NIBs due from DMF under the ATA, in exchange for the release of the lien by PCH on all of the assets acquired by the Company under the ATA.  A total of $6,717,022.37 was paid to PCH under the ATA.  See the heading “Purchase Price” of the caption “Additional NIBs Acquisition,” below. A copy of the Collateral Release Agreement was filed as an Exhibit to our previously filed Current Report, as referenced above, and is incorporated herein by reference.  See Item 9.01.

Europa Structuring and Consulting Agreement (Amendment No. 2)

The second amendment to the Europa Agreement (“Amendment No. 2”), which was duly acknowledged and agreed upon by DMF, and Michael D. Brown (“Brown”), as the consultant under the Europa Agreement, and effective October 29, 2013, (i) discussed the proposed sale of some policies underlying certain NIBs acquired by the Company under the ATA (the “Proposed Sale”) that may not have satisfied the requirements of Qualified NIBS under the ATA and to fund costs necessary to create the Qualified NIBs due from DMF under the ATA; (ii) outlined provisions to satisfy demands of Europa for an additional installment of $425,000 on its Structuring Fee under the Europa Agreement and related to the structuring and consulting services rendered to the Company in regard to the ATA, with the understanding that these payments will be accounted for so that the Total Up Front Costs will not exceed $12,000,000; (iii) provided that as a condition of any such further payments, the Company shall be fully apprised of each step in the creation of the Qualifed NIBs and shall be allowed to review each such step and provide our input, along with having 14 days to review the Qualifed NIBs prior to a decision on whether to accept them; (iv) amended and clarified the Liquidated Damages payments due from DMF under the ATA, in the event of DMF’s breach of its obligations under the ATA; (v) provided that the Promissory Note that will be due of the Company on the delivery by DMF of the Qualified NIBs under the ATA will be cross-collateralized by 50% of all of the Qualifed NIBs delivered by DMF under the ATA; and (vi) provided that no additional payments of any kind will be due by the Company to DMF or Europa until DMF has delivered the Company the $400,000,000 in Qualifed NIBs required under the ATA.

Additional Installment

The additional installment of $425,000 on the Europa Structuring Fee was payable as follows: $325,000 on October 18, 2013; and $100,000 on May 5, 2014.

Confirmation of Cash Payment and Additional Costs and Expenses Paid to Date

It was further confirmed that the Total Up Front Payment shall not exceed $12,000,000, and the parties acknowledged payments by the Company of $8,241,319.30 having been made by the Company, as outlined in Schedule A of Amendment No. 2, which included the payments to PCH.

Liquidated Damages Clarification

Regarding the clarification of the Liquidated Damages provisions of the ATA, under Amendment No. 2, both DFM and Europa shall be responsible for paying Liquidated Damages equal to two times the Cash Payment and all costs and expenses paid by the Company, computed on a pro rata basis.  All Liquidated Damages shall accrue interest at 8% per annum until paid.  The following are the examples of the Liquidated Damages payable:

Example:  Assume no Qualified NIBs are delivered under the DMF Agreement and the costs to the Company are $10,000,000 (including the Cash Payment and all other costs and advances under the DMF Agreement or the Europa Agreement).  DMF and ESA shall be required to pay Liquidated Damages of $20,000,000 under this example.

Example:  Assume Qualified NIBs associated with $250,000,000 are delivered and accepted at a cost to the Company of $10,000,000 (including the Cash Payment and all such other costs advanced).  DMF and ESA shall be required to pay Liquidated Damages of $7,500,000, calculated as:

$250,000,000 divided by $400,000,000 equals 0.6250% of delivered and accepted Qualified NIBs

0.6250% of $10,000,000 equals $6,250,000

$10,000,000 minus $6,250,000 equals $3,750,000

$3,750,000 times two equals $7,500,000

Thus, ESA and DMF shall be liable for Liquidated Damages of $7,500,000 under this example.

If Qualified NIBs associated with more than $300,000,000 but less than $400,000,000 are delivered and accepted under the DMF Agreement, DMF and ESA shall be jointly and severally liable for Liquidated Damages as outlined in the following example.  The Liquidated Damages shall be due immediately upon failure to deliver as required in the DMF Agreement.

Example:  Assume Qualified NIBs associated with $350,000,000 are delivered and accepted at a cost to the Company of $11,500,000 (including the Cash Payment and all other costs advanced). DMF and ESA shall be required to pay Liquidated Damages of $1,000,000, calculated as:

$350,000,000 divided by $400,000,000 equals 0.8750% of delivered and accepted Qualified NIBs

0.8750% of $11,500,000 equals $10,062,500

$11,500,000 minus $10,062,500 equals $1,437,500

$1,437,500 because more than $300,000 in Qualified NIBs were delivered and accepted

Thus, ESA and DMF shall be liable for Liquidated Damages of only $1,437,500 under this example; however, the Liquidated Damages shall be increased to $2,875,000 or by 100% of the Cash Payment and costs and advances, if not paid within 90 days.  Interest shall accrue on any Liquidated Damages owed at a rate of eight percent (8%) per annum on the expiration of such 90 day period.

If Qualified NIBs in the amount of $400,000,000 are not delivered and accepted by the Company under the ATA, the Company shall not be required to return any excess assets it acquired under the ATA as provided in Section 3.5 thereof.  See the heading “Acquisition of Assets” of the caption “Additional NIBs Acquisition” of the caption “Previously Filed Agreement,” below.  Further, the Company shall have all available remedies to pursue collection of the Liquidated Damages, including, without limitation, legal and equitable remedies, and set off against claims the DMF or Europa may have against it.

No party can assign rights under Amendment No. 2 unless agreeable to the other parties; however, any such consent will not be unreasonably withheld.

Utah law and jurisdiction govern, and a Dispute Resolution clause has been added that provides for arbitration of disputes in Utah County, Utah.

A copy of the Amendment No. 2 was filed as an Exhibit to our previously field Current Report, as referenced above, and is incorporated herein by reference.  See Item 9.01.

Company Involvement in the Qualified NIBs Process

The Company’s general counsel will be involved in assessing all policies to be utilized in satisfying the “Qualified NIBs” designation under the ATA, including but not limited to ensuring such policies come within the requirements of our structure of Qualified NIBs; that such policies were initiated properly with the applicable insurance company; and that the chain of title is accurate and clear.

Once this due diligence process is completed, the Company will contract with a “servicer” of life insurance policies to further evaluate the policies for presentation to a mortality protection insurance company, or “MPIC” (as discussed below under the caption “Previously Filed Agreements”).

The Company has hired a person who has had five years experience in building, purchasing, selling and insuring life settlement products.  With the addition of this person to our management, the Company has added expertise and experience to help it find, purchase and structure products into our proprietary structure.  This person will be actively involved in all aspects of creating the NIBs, or the Qualified NIBs under the ATA.  See the Company’s 8-K Current Report dated October 21, 2013, which was filed with the Securities and Exchange Commission on October 24, 2013. See Item 9.01.

The Company will also be evaluating, either alone or with hired consultants, initial purchases of policies and equity allowances of policies being considered for purchase, including such matters as life expectancy, age and health issues of the insureds, along with other parameters.

Europa Structuring and Consulting Agreement (Amendment No. 3)

Effective June 26, 2014, with our Board of Directors’ unanimous consent, we granted DMF an extension to September 30, 2014, to deliver to us the remaining $309,400,000 in Qualified NIBs due to us under the DMF ATA.  See Item 9.01 for reference to a copy of Amendment No. 3 to the ESA Agreement that is filed as an Exhibit to this Current Report and which is incorporated herein by reference.

In addition to the extension, Amendment No. 3 provides that we have all rights to the Buyback Agreement dated November 5, 2013, regarding our $2,999,999 promissory note as referenced in the heading “Assignment of “Buyback Rights of Amended and Restated Secured Promissory Note from DMF to the Company,” below.

To date, we have received Qualified NIBs under the ATA related to life insurance policies with a cumulative face amount of $90.6M, and we hold Non-Qualified NIBs related to life insurance policies with a cumulative face amount of approximately $202M. These $202M of Non-Qualified NIBs are divided into three portfolios of policies of face amounts of approximately $55.5M, $52.5M and $94M, respectively.  We also hold, as collateral, additional Non-Qualified NIBs in a face amount of approximately $100M that are being evaluated for possible conversion into Qualified NIBs.  While the analysis is ongoing and a final determination has not yet been made, it appears that newly created Qualified NIBs from unrelated policy owners may be acquired at a lower cost than the conversion of some existing Non-Qualified NIBs portfolios.  We are in preliminary discussions to acquire additional NIBs with a party whose notes we acquired under the DMF ATA and that were to be pledged to DMF in the event all $400M in Qualified NIBs are delivered.  It is planned that the notes acquired will be exchanged for such NIBs, and the NIBs acquired will then become part of the collateral that would be subject to pledge in the event of DMF’s full compliance under the DMF ATA.  We have granted the additional extension of the ATA to September 30, 2014, to allow DMF further time to process and finance certain of the Non-Qualified NIBs to Qualified NIBs and to assist existing policy owners in the creation of new Qualified NIBs for delivery to us as required under the ATA. See the caption “Previously Filed Agreements” below.

Brown Exclusivity Agreement

Brown, as the consultant to Europa under the Europa Consulting Agreement, and the Company, entered into the Brown Exclusivity Agreement, effective October 29, 2013, whereby it was agreed that: (i) the Company would pay Brown $25,000, which would be included in the computation of the Total Up Front Costs (this amount was previously paid by the Company on September 18, 2013; (ii) Brown agreed that the Total Up Front Costs would include those costs and expenses outlined in Schedule A of Amendment No. 2 to the Europa Agreement; and (iii) Brown agreed that the Proposed Sale would not interfere with the obligations of DMF or Europa regarding the $400,000,000 in Qualifed NIBs due under the ATA, and that he was personally bound by the exclusivity provisions of the Europa Agreement.  Utah law and jurisdiction also governs the Brown Exclusivity Agreement, and a Dispute Resolution clause provides for arbitration of disputes in Utah County, Utah.  A copy of the Brown Exclusivity Agreement was filed as an Exhibit to our previously filed Current Report, as referenced above, and is incorporated herein by reference.  See Item 9.01.

Amended and Restated Secured Promissory Note of ANEW LIFE, INC. to DMF

The Company acquired, under the ATA, the $2,999,000 Promissory Note it executed and delivered to PCH on March 11, 2013, in connection with our initial purchase of NIBs through our wholly-owned subsidiary, ANEW LIFE, INC., a Utah corporation (“ANEW LIFE”), along with certain other assets that were to secure potential Liquidated Damages of the Company in the event of the default of DMF under the ATA, and that were to be pledged to DMF for the Company obligations under the ATA for the Purchase Price of the Qualified NIBs that were delivered and accepted by the Company under the ATA.  DMF had previously acquired this Promissory Note from PCH.  See the heading “Acquisition of Assets” of the caption “Additional NIBs Acquisition” of the caption “Previously Filed Agreement,” below.  Also see the Company’s Current Report on Form 8-K dated March 29, 2013, which was filed with the Securities and Exchange Commission on April 5, 2013, along with the 8-KA Current Reports of the same date, which were respectively filed with the Securities and Exchange Commission on May 24, 2013, and September 12, 2013, along with the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, which was filed with the Securities and Exchange Commission on July 16, 2013.   See Item 9.01.  The Amended and Restated Secured Promissory Note, which was effective November 5, 2013, made the following changes to the Promissory Note (the “Amended Note”): (i) the Amended Note was payable to DMF rather than PCH; (ii) the due date of the Amended Note was extended from December 31, 2013, to April 11, 2015; (iii) the Amended Note provided that in the event that $400,000,000 of Qualified NIBs have been acquired by the Company in accordance with the ATA or otherwise are accepted by the Company even though not meeting the precise definition of “Qualified NIBs” in the ATA, and the Company issues a bond rated by nationally recognized rating agency prior to April 11, 2014, the then outstanding principal balance of the Amended Note shall be reduced to $2,000,000 (if the then outstanding principal balance exceeds $2,000,000 at the time); (iv) the Amended Note also provided that at any time after April 11, 2014, until the Maturity Date, the maker of the Amended Note (ANEW LIFE) shall have the option, in its sole discretion and without qualification, and on five days notice to holder, to decrease the then outstanding principal balance of the Amended Note to $1,500,000; provided, further, that upon the exercise of such option, the Collateral described in the Pledge Agreement shall be reduced from 50% to 40% of the Company’s NIBs; and (v) the Amended Note may be prepaid, in whole or in part, by the maker at any time without penalty.  Any net death benefit or bond proceeds paid to maker or the Company in connection with the assets purchased under the PCH NIBs Transfer Agreement dated March 11, 2013, shall be used to prepay the Amended Note; provided, however, no such death benefits or bond proceeds paid to the maker or the Company shall be accounted for in any manner that would cause the maker or the Company to not receive the full benefit of the reductions of the principal balance of the Amended Note outlined in Section 4(a) and (b) thereof, without qualification, except the conditions outlined in such referenced Section 4(a) and (b).  The Amended Note also provided “Notwithstanding anything herein or in any agreement referenced herein to the contrary, once accrued interest and $1,500,000 has been received as payment on this Amended Note from any source, the Amended Note shall be deemed to be paid in full, and all Collateral under the referenced Pledge Agreement or otherwise, shall be the sole and separate property of maker, without exception.  Maker may set off any claim it has against holder in payment of the Note, without qualification.”  A copy of the Amended Note was filed as an Exhibit to the previously filed Current Report and is incorporated herein by reference.  See Item 9.01.

Assignment Agreement of Amended and Restated Secured Promissory Note from the Company to DMF

Effective November 5, 2013, the Company assigned its rights in the Amended Note and related Pledge Agreement to DMF (the “Assignment Agreement”), with each of the parties making customary representations and warranties to the other, and with Utah law and Utah jurisdiction being solely applicable to all disputes.  A copy of the Assignment Agreement was filed as an Exhibit to our previously filed Current Report, as referenced above, and is incorporated herein by reference.  See Item 9.01.

Amended and Restated Assignment Agreement from DMF to Hyperion

Effective November 5, 2013, DMF assigned its rights in the Amended Note and related Pledge Agreement (“the “Amended and Restated Assignment Agreement”) executed with respect to the PCH Transfer Agreement to Hyperion Funds II PLC, an umbrella investment company with segregated liability between its sub-funds incorporated with variable capital in Ireland on June 22, 2011, with registration number 500309 and acting for and on behalf and for the account of Hyperion Life Fund II-A(“Hyperion”).  The Assignment provided that DMF (including any of its assignees, transferees and successors) shall have an irrevocable, exclusive option (the “Buyback Option”), which it may exercise for a period of 12 months from the date of the Amended and Restated Assignment Agreement, to buy back the Amended Note at a price equal to the Purchase Price (“$1,000,000”) plus an additional 2.0% for each month (whole or partial) that had elapsed from the date of the Amended and Restated Assignment Agreement to the date that the Buyback Option is exercised (the “Buyback Price”). Further, notwithstanding the foregoing, the Buyback Price shall in no circumstances be less than an amount equal to US$1,120,000.00 (the “Minimum Buyback Price”).  A copy of the Amended and Restated Assignment Agreement was filed as an Exhibit to our previously filed Current Report, as referenced above, and is incorporated herein by reference.  See Item 9.01.

Assignment of Buyback Rights of Amended and Restated Secured Promissory Note from DMF to the Company

Effective November 5, 2013, DMF assigned its Buyback Option to the Company (the “Assignment of Buyback Rights Agreement”), subject to the following: the Company acquires from DMF, all of its Buyback Option rights until such time as the Company has acquired $400,000,000 of Qualified NIBs from DMF under the ATA.  Upon acceptance by the Company of such Qualified NIBs, the Buyback Option shall revert back to DMF and the Company shall have no further rights in connection with the Assignment of Buyback Rights Agreement; provided, however, that in the event that the Company has not acquired and accepted $400,000,000 in Qualified NIBs under the ATA by December 31, 2013 (extended to April 1, 2014, by the Company), neither the Assignment of Buyback Rights Agreement nor any rights assigned by DMF hereunder to the Company shall revert back to DMF, and such Buyback rights shall be the sole and separate property of the Company; and provided further, however, if the Company accepts NIBs as “Qualified NIBs” that do not meet the precise definition of “Qualified NIBs” in the ATA, such NIBs shall be excluded from all calculations in determining whether the Company has received $400,000,000 of Qualified NIBs for all purposes of this Assignment of Buyback Rights Agreement. A copy of the Assignment of Buyback Rights Agreement was filed as an Exhibit to our previously filed Current Report, as referenced above, and is incorporated herein by reference.  See Item 9.01.  At April 1, 2014, the Company had not received and accepted $400,000,000 in Qualified NIBs from Del Mar, and accordingly, it has advised Del Mar and Hyperion that the Company is the sole owner of the Buyback Option, which allows it to repurchase the Amended and Restated Promissory Note until November 4, 2014, at a an amount equal to the Purchase Price of $1,000,000, plus an additional 2.0% for each month (whole or partial) that had elapsed from November 5, 2013, to the date that the Buyback Option is exercised by paying the Buyback Price, provided, however, notwithstanding the foregoing, the Buyback Price shall in no circumstances be less than an amount equal to US$1,120,000.00 or the Minimum Buyback Price.

The Amended Note was effectively removed from the assets acquired by the Company under the ATA, and which were a part of our security for any Liquidated Damages that may be due to it under the ATA; and similarly, the Amended Note is no longer Collateral for the Company’s obligations to DMF for the Promissory Note that it will be required to execute as part of the Purchase Price of the Qualified NIBs under the ATA; however, the Amended and Restated Promissory Note effectively reduced the original principal amount of our Promissory Note to PCH from $2,999,999 to $1,500,000, and the ownership of the Buyback Option allows us to purchase the Amended and Restated Promissory Note at the Buyback Price, subject to such price being not less than the Minimum Buyback Price.  The Company also believes that it has adequate security for any Liquidated Damages that may be due it under the ATA, and as amended by Amendment No. 2 to the Europa Agreement, in other assets acquired under the ATA.  See the following two paragraphs and the heading “Acquisition of Assets” of the caption “Additional NIBs Acquisition” of the caption “Previously Filed Agreement,” below.

We loaned Del Mar $650,000 on October 23, 2013, which was represented by a promissory note of that date, which was payable on November 30, 2013.  These funds were utilized to be utilized in the process of turning Non-

Qualified NIBs into Qualified NIBs.  The promissory note was not paid when due, as disclosed in our Quarterly Report for the quarter ended December 31, 2013, filed with the Securities and Exchange Commission on February 14, 2014, in Note (5) of our Condensed Consolidated Financial Statements included therein, on page 12 thereof. The $650,000 promissory note was paid in full on May 5, 2014, and we paid ESA $100,000 of this amount for services under the Europa Agreement.

PREVIOUSLY FILED AGREEMENTS

The information under this caption is modified in all respects, as applicable, to the extent discussed under the caption “New or Amended Agreements,” above, and as discussed in the Explanatory Note at the forepart of this Current Report.

Additional NIBs Acquisition

The terms of the ATA, a copy of which was attached to our previously filed Current Report of the same date (See Item 9.01), are summarized below.  Please note that though the following summary of the terms of the ATA is believed to be complete in every material respect, it should not be used as a substitute for review of the ATA.

Acquisition of Assets

The ATA involved the current purchase of certain assets (the “Current Assets”) and provided for the conversion of the Current Assets into “Qualified NIBS” defined below.  The ATA also provides for the purchase of additional assets that will also meet the definition of Qualified NIBs.

Initial Acquisition of Current Assets:  The Current Assets included the following:

1.

The Company purchased the net insurance benefits related life insurance policies with an aggregate face amount equal to $284,270,934 (the “NIBs”).  The NIBs entitle the Company to all the death benefits payable after repayment of a senior lien and other limited rights and obligations of the life insurance policy owners.  The NIBs are currently being converted into Qualified NIBs.

2.

The Company also purchased Class A Notes Issued by Hyperion Life Assets Limited with a Note Balance of $10,000,000 (the “Class A Notes”).  Hyperion Life Assets Limited is a private limited company incorporated in Ireland under the Companies Acts 1963-2009 with registered number 506854, having its registered office at Styne House, Upper Hatch Street, Dublin 2, Ireland.

3.

The Company also purchased Class B Notes, also issued by Hyperion Life Assets Limited, with a Note Balance of $954,000 (the “Class B Notes”).

4.

Finally, the Company purchased its own promissory note in the amount of $2,999,000 issued to PCH Financial S.a.r.l. in connection with the Company’s initial NIBs acquisition on March 11, 2013 (the “SSI Note”).

For additional information on our business model and our initial NIBs acquisition referenced in paragraph 4, see our 8-K Current Report dated March 29, 2013, which was filed with the Securities and Exchange Commission on April 5, 2013, along with our amendments to this Current Report of the same date, which were filed with the Securities and Exchange Commission on May 24, 2013, July 12, 2013, September 12, 2013 and November 27, 2013.  See Item 9.01.

Additional Assets to be Delivered

According to the terms of the ATA, DMF is required to deliver to the Company, “Qualified NIBs” (defined below) related to life insurance policies with an aggregate face amount equal to $400,000,000.  To the extent the Current Assets are converted into Qualified NIBs related to less than $400,000,000 of face amount of life insurance policies, DMF is obligated to purchase additional Qualified NIBs until such amount has been delivered to the Company.

Conversion of NIBs into Qualified NIBs

To meet the definition of “Qualified NIBs” for acceptance by the Company, the NIBs must have the following minimum characteristics:

1.

The NIBs are currently subject to indebtedness maturing at various times during the next two years.  To qualify, the financing of the premiums must have a term of at least five (5) years.

2.

Each group of NIBs must have at least 10 underlying life insurance policies.

3.

The average age of the insureds underlying the life insurance policies is approximately 81.

4.

Each group of NIBs must have mortality protection insurance coverage (“MPIC”).  The MPIC will insure against the risk that the life insurance policies underlying the NIBs do not mature as anticipated in the Company’s models and projections, by providing for certain payments to the Company.

Return of Non-Qualifed NIBs Assets

Upon delivery of Qualifed NIBs related to life insurance policies with an aggregate face amount equal to $400,000,000, any Current Assets remaining in excess of the Qualified NIBs will be returned to DMF, including any Class A Notes, Class B Notes and the SSI Note that were acquired from DMF as outlined above under the heading “Initial Acquisition of Current Assets.”

Purchase Price

The Purchase Price for the Qualified NIBs shall be $20,000,000.  $8,000,000 shall be paid in cash (the “Cash Payment”) and $12,000,000 shall be paid in connection with a promissory note (the “Note Payment”), as follows:

1.

Up Front Payment.  An initial payment was made to PCH Financial S.a.r.l. (“PCH”) for the benefit of DMF in the amount of $5,000,000 on June 7, 2013.  This payment was used to repay certain indebtedness of DMF to PCH.  With this payment, PCH released its lien against the DMF assets to allow for the conversion of such assets into Qualified NIBs for the Company’s benefit under the ATA.  In connection with this payment, PCH also delivered certain of its assets to DMF to be used in the creation of Qualified NIBs by DMF according to the terms of a Loan Repayment & Asset Transfer Agreement between DMF and PCH (the “PCH Agreement”).  The Company was named as a third party beneficiary to this agreement.

2.

Expense Payment.  Additional payments will be advanced to cover certain approved expenses of DMF, as described in the ATA.

3.

Final PCH Payment.  A final payment of $1,000,000 under the ATA will be made to PCH to fully repay any outstanding obligations of DMF under the PCH Agreement, upon the earlier of (i) 120 days following the Effective Date of June 6, 2013, and (ii) the receipt by the Company of confirmation that at least two of the NIBs have been converted into Qualified NIBs.

4.

Payment to DMF.  As Qualified NIBs are delivered to the Company, the following payments shall be made to DMF:

a.

The balance of any Cash Payment due (after reduction for the payments described in paragraphs 1-3 above of this heading) shall be paid, pro rata, based on the Qualified NIBs being delivered until Qualified NIBs associated with life insurance policies of at least $400,000,000 of face amount have been delivered; and

b.

DMF shall receive (A) a secured promissory note in the amount of 3% of the face amount of the life insurance policies underlying the Qualified NIBs delivered to the Company in the form attached to the ATA as Exhibit E (the “Promissory Note”) and (B) a pledge agreement in the form attached to the ATA as Exhibit F (the “Pledge Agreement”), in which we pledge to DMF the Qualified NIBs as collateral to secure the Buyer’s obligations under the Promissory Note.  The Buyer shall increase the outstanding principal amount of the Promissory Note by an amount equal to 3% of the face amount of the life insurance policies underlying the Qualified NIBs as they are delivered such that the total principal amount of the Promissory Note upon completion of the Transfers shall be $12,000,000.

Security for Payments

Under the ATA, as described above, the Company is advancing significant funds prior to the delivery of Qualifed NIBs.  This is necessary to remove certain liens against the assets to facilitate the conversion of the DMF assets into Qualified NIBs.  The initial acquisition assets that were delivered upon execution of the ATA are believed by management to be valued far in excess of the initial amounts advanced.  We have also obtained a pledge from DMF of all of its remaining assets to secure delivery of the Qualified NIBs under the ATA.  If DMF fails to deliver the Qualifed NIBs under the ATA by December 31, 2013, we will be able to immediately sell the initial acquisition assets to recoup any money advanced and will be able to attach the remaining DMF assets to cover any shortfall, with a liquidated damages settlement (the “Liquidated Damages Settlement”) equal to 100% of any cash advances made under the ATA.

Exclusivity

The ATA also provides that DMF will sell its Qualified NIBs to the Company on an exclusive basis for the next five (5) years, as more fully described in the ATA.

Miscellaneous

The ATA contains customary representations and warranties, due authorization and authority to enter into the ATA, liens on any of the assets acquired, the legal and beneficial ownership of the assets being acquired, the lack of other agreements, laws or other matters that would preclude the parties from performing their respective obligations under the ATA and that the portfolio of life insurance policies are valid, in-force and in good standing and have not lapsed.

Europa Structuring and Consulting Agreement

Under the Europa Agreement, the Company and Europa agreed that so long as the Company has an exclusive right to acquire NIBs from DMF, which Europa shall exclusively provide its NIBs related structuring and consulting services to the Company, with the understanding that the Company has no obligation to purchase any NIBs that Europa may present to the Company.  Europa will receive an initial advance of $340,000 for its services (the “Structuring Fee”) related to its structuring and consulting services with respect to the DMF ATA, $100,000 of which was paid prior to the execution and delivery of the Europa Agreement and the balance of which was paid on the closing.  Europa will also receive a Structuring Fee of 1% of the face amount of the life insurance policies underlying all NIBs introduced and acquired, payable as follows: 50% of the fee on the delivery of the NIBs; and the remaining 50% being payable on the conversion of the NIBs to Qualifed NIBs as defined in the DMF ATA.  If all NIBs are qualified, all fees are due on closing.  Notwithstanding the foregoing, the Structuring Fee for the first $400,000,000 in NIBs acquired by the Company under the DMF ATA shall be $3,660,000 rather than $4,000,000.  The Company shall not be required to utilize more than 50% of its available cash resources or liquidity to pay the Structuring Fee on any NIBs that are not Qualified NIBs, provided that such fee shall be due and payable immediately upon receipt of additional cash or liquid assets, and provided, further, that the entire free shall be payble on receipt and delivery of Qualified NIBs, pro rata.  Certain substitutions can be made in NIBs to maximize the value and minimize the costs associated with the Qualifed NIBs.  The Europa Agreement can be terminated with or without cause by the Company, though Structuring Fees that would have been payable under the Europa Agreement will continue for NIBs providers introduced by Europa and purchased by the Company, with the Company no longer having an exclusive right to Europa’s services.  Further, any such termination will have no effect on any Structuring Fee already earned.  Please note that though the foregoing summary of the terms of the Europa Agreement is believed to be complete in every material respect, it should not be used as a substitute for review of the Europa Agreement.  See Item 9.01 for reference to the Current Report of this date where the Europa Agreement was filed as an Exhibit.

There were no material relationship between the Company or any of its affiliates and any party to these agreements other than in respect of these agreements.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities

As of November 12, 2013, we announced that we had completed our $15,000,000 private placement of shares of our common stock comprised of “restricted securities” as defined in Rule 144 of the Securities and Exchange Commission, to “accredited investors” only, selling 3,018,500 shares for aggregate gross proceeds of $15,092,500. Two subscriptions had been extended until February 15, 2014.  $500,000 (January, 2014) and $700,000 (March 2014) has been paid on one of these subscriptions, leaving $300,000 due.

All subscriptions have been paid except the subscriptions of these two investors, respectively amounting to $300,000 (see above) and $3,000,000, for an aggregate of 660,000 shares, which subscriptions had been extended until June 30, 2014, at which time they were cancelled for non-payment.

Two year warrants to purchase 70,000 shares of our common stock at a price of $5.00 per share were also issued to a party that had introduced one of our investors; and certain introduction fees were also paid solely for other introductions.  $586,400 in introduction fees were paid through our quarter ended December 31, 2013; and an aggregate of $96,000 in introduction fees were paid in connection with the subscription payments received in January and March of 2014.

All of these shares were sold to persons who were “accredited investors” as defined in Rule 501 of Regulation D of the Securities and Exchange Commission, under Rule 506(b) thereof, and the offer and sale of these shares were exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by reason thereof.  In addition, the Company claims exemptions from registration of the offer and sale of these shares under Sections 4(a)(2) of the Securities Act, along with Regulation S of the Securities and Exchange Commission, for foreign sales.  State laws requiring the registration of the offer and sale of securities under Rule 506 are preempted by Section 18 of the Securities Act, though notices of the sales are required to be filed by the Company in the states where the shares were sold.

Item 8.01 Other Matters.

On May 20, 2014, we launched our website: www.sundancestrategies.com.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired: Not applicable.

(b)

Proforma financial information: Not applicable.

(c)

Exhibits:

Exhibit No.

Exhibit Description

10.1

Del Mar Financial, S.a.r.l. Asset Transfer Agreement (i)

Exhibit A-1 (Schedule of NIBs)

Exhibit A-2 (Schedule of Salt Creek Bonds)

Exhibit B (Life Insurance Policies)

Exhibit C (Wire Instructions [to be provided])

Exhibit D (Expenses)

Exhibit E (Form of Promissory Note)

Exhibit F (Form of Pledge Agreement)

Exhibit G (DMF Pledged Assets and Sub Debt)

Exhibit H (DMF Pledge Agreement)

Exhibit I (Company Pledge Agreement)

Exhibit J (DMF Assignment Agreement)

Exhibit K (Form of PCH Bill of Sale and Assignment)

Exhibit L (DMF Transfer Agreement to Company)

10.2

Europa Structuring and Consulting Agreement (ii)

10.3

Europa Structuring and Consulting Agreement (Amendment No. 1) (iii)

10.4

Collateral Release Agreement from PCH to the Company (iii)

Exhibit A – PCH Transfer Agreement

Exhibit B – DMF Transfer Agreement (i)

Exhibit C – PCH Pledge Agreement - Exhibit I to DMF Transfer Agreement (i)

Exhibit D – Note (See Exhibit 10.7 below)

10.5

Europa Structuring and Consulting Agreement (Amendment No. 2) (iii)

10.6

Brown Exclusivity Agreement (iii)

10.7

Amended and Restated Secured Promissory Note  of ANEW LIFE, INC. to DMF (iii)

10.8

Assignment Agreement of Amended and Restated Secured Promissory Note from the Company to DMF (iii)

Exhibit A-1 Note (See Exhibit 10.7 above)

Exhibit A-2 Pledge Agreement (iv)

Exhibit A-3 NIBs Transfer Agreement (iv)

10.9

Amended and Restated Assignment Agreement from DMF to Hyperion (iii)

Exhibit A-1 Note (See Exhibit 10.7 above)

Exhibit A-2 Pledge Agreement (iv)

Exhibit A-3 NIBs Transfer Agreement (iv)

10.10

Assignment of Buyback Rights of Amended and Restated Secured Promissory Note by DMF to the Company (iii)

Exhibit A-1 Note (See Exhibit 10.7 above)

Exhibit A-2 Assignment Agreement (See Exhibit 10.9 above)

10.11

Europa Structuring and Consulting Agreement (Amendment No. 3)

(i)

This Exhibit was attached to the amended Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on September 19, 2013.

(ii)

This Exhibit was attached to the original Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on June 19, 2013.

(iii)

These Exhibits were attached to the amended Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on November 14, 2014.

(iv)

The NIBs Transfer Agreement was attached to the amended Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on May 24, 2013.  The Pledge Agreement was Exhibit E to such NIBs Transfer Agreement.

For additional information about the Company’s new COO, see our Current Report on Form 8-K dated October 21, 2013, which was filed with the Securities and Exchange Commission on October 24, 2013

For additional information about the Company’s business model and our initial NIBs acquisition referenced in paragraph 4, see our Current Report on Form 8-K dated March 29, 2013, which was filed with the Securities and Exchange Commission on April 5, 2013, along with our amendments to such Current Report of the same date, which were respectively filed with the Securities and Exchange Commission on May 24, 2013, July 12, 2013,  September 12, 2013, and November 27, 2013, and our Annual Report on Form 10-K for the fiscal year ended March 31, 2013, which was filed with the Securities and Exchange Commission on July 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNDANCE STRATEGIES, INC.

Date:	July 10, 2014	By:	/s/ Randall F. Pearson
Randall F. Pearson
President, Chief Financial Officer, Controller and Director